Exhibit 10.5

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CONFIDENTIAL

AMENDMENT

This amendment (”Amendment”), executed on July 20, 2015, is an amendment to the RESEARCH COLLABORATION AND EXCLUSIVE LICENSE AGREEMENT with an effective date of January 31, 2014 (“Agreement”) entered into by and between MERCK SHARP & DOHME CORP., a corporation organized and existing under the laws of New Jersey (“Merck”) and ABLYNX N.V., a limited liability company organized and existing under the laws of Belgium (“Ablynx”) registered with the legal entities register under number BE 0475295446 (district of Ghent) and whose registered office is situated at Technologiepark 21, 9052 Zwijnaarde, Belgium.

Unless explicitly defined otherwise herein, all capitalized terms used in this Amendment have the meaning given in the Agreement. Any reference herein to a “Section” refers to a section of the Agreement, unless explicitly indicated otherwise herein.

WHEREAS:

a)	Under the Agreement, Merck and Ablynx have entered into a research collaboration to research and develop certain Nanobodies against certain Selected Targets and Merck has obtained the right to Research, Develop and Commercialize Compounds consisting of (or derived from) such Nanobodies, as well as Products containing such Compounds, on the terms and conditions set forth in the Agreement; and

b)	Merck and Ablynx now wish to expand the scope of said research collaboration by adding a maximum of 12 (twelve) further Targets to said research collaboration, on the terms and conditions set forth in this Amendment.

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NOW THEREFORE, IT IS HEREBY AGREED AS FOLLOWS:

1	Effective as of July 27, 2015, the Parties agree to amend the Agreement as follows:

a)	Section 1.93 is deleted in its entirety from the Agreement and replaced by the following Section 1.93 (amendments compared to the original text underlined):

1.93	“Selected Target” means: (i) the Target […***…]; (ii) the Target […***…]; (iii) any […***…] Target Combination that is the subject of Discovery activities and/or Research Activities under Work Plan 2; ~~and~~ (iv) Selected Multispecific Target Combination that is the subject of Discovery activities and/or Research Activities under Work Plan 3; and (v) the Targets that shall be listed on a new Schedule 1.93 pursuant to Section 2.5.10. For the avoidance of doubt, individual Targets that form part of a […***…] Target Combination (and that are not […***…]) and individual Targets that form part of a Selected Multispecific Target Combination are not Selected Targets unless they are added by Merck to Schedule 1.93 as individual Targets..

b)	Section 1.106 is deleted in its entirety from the Agreement and replaced by the following Section 1.106 (amendments compared to the original text underlined):

1.106	Additional Definitions. The following terms have the meanings set forth in the corresponding Sections of this Agreement:

Term	Section
“AAA”	10.6.1
“Ablynx”	Preamble
“Ablynx Indemnified Parties”	9.1
“Ablynx Licensed Trademark”	3.1.5
“Ablynx Manufacturing Technology”	2.7.2
“Ablynx Miscellaneous Know-How”	7.1.1
“Added Target Combination”	2.5.4
“[…***…]”	5.6.7
“Agreement”	Preamble
“Agreement Payments”	5.10
“Biosimilar Application”	7.5.7
“Change of Control”	10.2
“Change of Control Competing Product”	10.2
“Clinical Trial Reimbursement Cost”	8.7.5
“Competitive Change of Control”	10.2
“Development Advisory Committee” or “DAC”	3.6.2
“Effective Date”	Preamble
“Excluded Claim”	10.6.7
“Excluded Target”	2.5.1
“First Product”	5.5.1
“Indemnified Party”	9.3
“Indemnifying Party”	9.3
“In Vivo Proof-of-Concept”	5.5.1
“Lead Terminated Product”	8.7.5
“Manufacturing Consultation”	2.7.3
“[…***…]”	8.7.5
“Merck”	Preamble
“Merck Additional Manufacturing Patents”	8.7.5(h)

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“Merck Indemnified Parties”	9.2
“Merck Miscellaneous Know-How”	7.1.1
“Monospecific Target”	2.5.10
“Officials”	2.14.2
“Phase I Milestone”	5.5.1
“Pre-existing […***…] Nanobodies”	2.7.1
‘Program Nanobody Controls”	5.5.1
“Program-Specific Patent Rights”	7.2.4
“Project Liaison”	2.6.4
“[…***…]”	8.7.4
“Research Materials”	2.10
“Research Program Year 1”	1.91
“Research Program Year 2”	1.91
“Research Program Year 3”	1.91
“Reserved […***…] Target Combination”	2.12.4
“Royalty Period”	5.6.5
“Safety Termination”	8.3
“Schedule 1.93 POC Continuation Fee”	5.5.1
“Schedule 1.93 POC Continuation Notice”	2.9.5
“Schedule 1.93 Research Program Term”	2.9.4
“Schedule 1.93 Target”	2.5.10
“Second Product”	5.5.1
“Sensitive Information”	10.2
“Substitute Target”	2.5.1
“Target Addition”	2.5.4
“Target Combination Addition Notice”	2.5.5
“Target Reimbursement Payment”	2.5.8
“Target Substitution”	2.5.1
“Target Substitution Notice”	2.5.2
“Taxes”	5.10
“Term”	8.1
“Third Party Acquiror”	10.2
“Third Party Claims”	9.1
“Working Cell Bank”	8.7.5

c)	Sections 2.5.1 and 2.5.2 are deleted in their entirety from the Agreement and replaced by the followings Section 2.5.1 and 2.5.2 (amendments compared to the original text underlined):

2.5.1.

Target Substitution - general. Subject to the further provisions of this Section 2.5, Merck shall have the right (A) until […***…]: (i) to replace […***…] with another Immuno-oncology Target; (ii) to replace one or more of the Targets that forms part of a […***…] Target Combination under Work Plan 2 with another Immuno-oncology Target; and/or (iii) to replace one or more of the Targets that form part of a Multispecific Target Combination under Work Plan 3 with another Immuno-oncology Target; provided that the total number of Targets that Merck may replace with another Immuno-oncology Target under (i), (ii) and (iii) shall be no more than […***…] and (B), until that date which is […***…] from […***…]to replace a

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Schedule 1.93 Target with another Immuno-oncology Target (not being a Prohibited Target on the date that Merck wishes to make said substitution). Each such substitution of a Target with another Immuno-oncology Target is referred to herein as a “Target Substitution”; the Target that, as a result of the Target Substitution, is replaced by another Immuno-oncology Target is referred to herein as an “Excluded Target”; and the Immuno-oncology Target that replaces the Excluded Target is referred to herein as the “Substitute Target”. Section 2.12.4 shall apply.

2.5.2	Target Substitution - request and updated Work Plans. Merck can request a Target Substitution by means of a written request to Ablynx (the “Target Substitution Notice”), which should identify the Excluded Target to be replaced and the proposed Substitute Target proposed to replace the Excluded Target. For the avoidance of any doubt, Substitute Targets may be monospecific or multispecific. With respect to Substitute Targets that are not Schedule 1.93 Targets, the Target Substitution Notice should be received by Ablynx not later than […***…]. Within […***…] from receipt of the Target Substitution Notice, the Parties shall agree on and approve amended Work Plan(s) to reflect said Target Substitution, as well as any extensions of the Research Program Term under Section 2.9 as may be required to perform the activities under said amended Work Plan(s). With respect to any Substitute Target, Merck at its sole discretion shall be able to add the Substitute Target to Work Plan 1, Work Plan 2, Work Plan 3 or to request development of a new work plan, as appropriate. Any changes to the FTE requirements for the Research Term Year in which said Target Substitution takes place shall be reported and reconciled at the end of the relevant Research Term Year in accordance with Section 5.3.2. Upon approval of the amended or new Work Plan(s), the Parties shall update Schedules 1.103, 1.104, or 1.105 accordingly. Each Target Substitution shall become effective upon the creation or update of the relevant Work Plan being approved by both Parties. For the avoidance of doubt, and subject to the maximum number substitutions allowed for Section 1.93 Targets under the last sentence of paragraph b) of Section 2.5.10, it is confirmed that with respect to the substitution of Schedule 1.93 Targets, this Section 2.5.2 shall only apply to the substitution of Schedule 1.93 Targets for which a Work Plan has been agreed and finalized in accordance with paragraph h) of Section 2.5.10 (and not to the substitution of a Schedule 1.93 Target for which a Work Plan has not been agreed and finalized, to which only Section 2.5.10 shall apply).

d)	Section 2.5.7 is deleted in its entirety from the Agreement and replaced by the following Section 2.5.7 (amendments compared to the original text underlined):

2.5.7

Target Substitution or Target Addition – adjustment of FTE Rate. In the event of a Target Substitution or Target Addition, the FTE rate for the FTEs who will work on the Substitute Target or Target Addition shall be the FTE rate as set forth in Section 1.35 of this agreement, until (i) […***…] from the Effective Date of this Agreement in case of a Target Substitution of a Selected Target that is not a Schedule 1.93 Target or in case of a Target Addition of a Target other than a Schedule 1.93 Target; or (ii) […***…] from […***…] in case of a Target Substitution of a Schedule 1.93 Target or in case of a Target Addition of a Schedule 1.93 Target. Beyond this […***…]

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period, the FTE Rate associated with the Target Substitution and/or Target Addition specific work plans shall be the FTE rate as set forth in Section 1.35, adjusted for inflation based upon the […***…] change from Effective Date in the […***…] Index, as published by […***…].

e)	The following Section 2.5.10 is added to Section 2.5 of the Agreement.

2.5.10	Schedule 1.93 Targets. The Parties acknowledge and agree that the following provisions apply to Targets that shall be listed on a new Schedule 1.93 when added to such Schedule by Merck (each, a “Schedule 1.93 Target”):

a)	The total number of Schedule 1.93 Targets shall not exceed 12 (twelve).

b)	When (and as long as) the number of Schedule 1.93 Targets is less than 12 (twelve), Merck can add additional Schedule 1.93 Targets (not being Prohibited Targets on the date that Merck wishes to add said Target to Schedule 1.93) to Schedule 1.93. Section 2.5.8 shall apply. Also, on a Schedule 1.93 Target-by-Schedule 1.93 Target basis, Merck can replace a Schedule 1.93 Target with another Target (not being a Prohibited Target on the date that Merck wishes to make said Substitution) up to such time that a Work Plan for the relevant Schedule 1.93 Target has not been agreed and finalized in accordance with paragraph h) of this Section 2.5.10 (in which case Section 2.5.2 shall not apply to such substitution). After a Work Plan for a Schedule 1.93 Target has been agreed and finalized in accordance with paragraph h) of this Section 2.5.10, substitution of a Section 1.93 Target shall be considered a Target Substitution and Sections 2.5.1 to 2.5.3 shall apply. It is understood and agreed that Merck shall be allowed to make up to a maximum of […***…] replacements of Schedule 1.93 Targets (i.e. up to a total of […***…] such replacements under this paragraph b) and Sections 2.5.1 to 2.5.3).

c)	The Schedule 1.93 Targets (or the adding of further Schedule 1.93 Targets to Schedule 1.93 in accordance with paragraph b) of this Section 2.5.10) […***…]. Also, for the avoidance of doubt, it is confirmed that adding of further Schedule 1.93 Targets to Schedule 1.93 in accordance with paragraph b) of this Section 2.5.10 shall not be considered a Target Addition for the purposes of Section 2.1 or Section 2.5.7.

d)	Each of the Schedule 1.93 Targets can either be a […***…] Target Combination (as defined in Section 1.69), a Selected Multispecific Target Combination (as defined in Section 1.92) or a Monospecific Target (as defined in paragraph g) of this Section 2.5.10).

e)	Subject to paragraph i) of this Section 2.5.10, where an Schedule 1.93 Target is a […***…] Target Combination, it is deemed to have been added to the […***…] Target Combinations listed in Schedule 1.71, and the provisions of this Agreement that are applicable to […***…] Target Combinations (including, without limitation, the obligations regarding exclusivity imposed on Ablynx by Section 2.12.3) shall apply.

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f)	Subject to paragraph i) of this Section 2.5.10, where a Schedule 1.93 Target is a Selected Multispecific Target Combination, it is deemed to have been added to the list of Selected Multispecific Target Combinations listed in Schedule 1.92, and the provisions of this Agreement that are applicable to Selected Multispecific Target Combinations shall apply.

g)	Subject to Sections 2.9.4, 2.9.5 and paragraph i) of this Section 2.5.10, where a Schedule 1.93 Target is a single immuno-oncology Target (each, a “Monospecific Target”), the provisions of this Agreement that are applicable to the Target CD27 (including, without limitation, the provisions relating to […***…] Program Nanobodies, […***…] Program Compounds, […***…] Research Program and […***…] Research Program Term) shall apply mutatis mutandis to such Monospecific Target, unless explicitly provided for otherwise herein.

h)	For each of the Schedule 1.93 Targets, the activities to be undertaken in the course of the Research Program in respect of said Target Combination shall be initiated upon a pertinent Work Plan being agreed and finalized.

i)	With respect to the each of the Schedule 1.93 Targets the relevant exclusivity provisions under Section 2.12.3 (in case said Schedule 1.93 Target is a […***…] Target Combination), Sections 2.12.6 and 2.12.7 (in case said Schedule 1.93 Target is Selected Multispecific Target Combination) or Section 2.12.1 and 2.12.2 (in case said Schedule 1.93 Target is a Monospecific Target, in which case Sections 2.12.1 and 2.12.2 shall apply mutatis mutandis to said Monospecific Target) shall start to apply as of the effective date of this Amendment and shall thereafter continue to apply until for an initial period of […***…]. Upon expiry of said initial period of […***…], on an Schedule 1.93 Target-by- Schedule 1.93 Target basis, either: (i) in case a Work Plan for said Schedule 1.93 Target has been agreed and finalized in accordance with paragraph h) of this Section 2.5.10, the relevant exclusivity provisions under Section 2.12 shall continue to apply for the duration set out in Section 2.12.3 (in case said Schedule 1.93 Target is a […***…] Target Combination), in Sections 2.12.6 and 2.12.7 (in case said Schedule 1.93 Target is Selected Multispecific Target Combination) or in Sections 2.12.1 and 2.12.2 (in case said Schedule 1.93 Target is Monospecific Target), respectively; or (ii) in case a Work Plan for a Research Program in respect of said Schedule 1.93 Target has not been agreed and finalized in accordance with paragraph h) of this Section 2.5.10, Ablynx shall be released of its obligations under Section 2.12 in respect of said Schedule 1.93 Target as of the date that said initial period of […***…] shall expire For clarity, the obligations of Ablynx under Section 2.12.3 shall continue for the period described in Section 2.12.3 of the Agreement regardless of whether or not a Work Plan for any given Schedule 1.93 Target that is the Target […***…] or a […***…] Target Combination may or may not have been finalized within the period described in the foregoing sentence.

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j)	Section 2.9.5 shall apply upon In Vivo Proof-of-Concept (as defined in Section 2.9.5) being achieved for a Schedule 1.93 Target.

k)	For the avoidance of doubt, it is herewith explicitly confirmed that […***…], and/or from screening against, the Monospecific Targets that are part of any Schedule 1.93 Target are Program Specific Deliverables as defined in Section 1.82.

f)	The following Sections 2.9.4 and 2.9.5 are added to Section 2.9 of the Agreement:

2.9.4	Research Program Term for the Schedule 1.93 Targets. Except as otherwise provided herein, the Research Program Term for each of the Schedule 1.93 Targets shall, on a Schedule 1.93 Target-by-Schedule 1.93 Target basis, commence on the date that a Work Plan in respect of said Schedule 1.93 Target has been agreed and finalized in accordance with paragraph h) of Section 2.5.10 and shall continue for thirty-six (36) months following said date (each, a “Schedule 1.93 Research Program Term”) during which time it is intended that the activities under the relevant Work Plan are to be completed. The Parties may mutually agree in writing to extend a Schedule 1.93 Research Program Term, at least […***…] prior to the expiry thereof.

2.9.5	Decision point following In Vivo Proof-of-Concept being achieved for a Schedule 1.93 Target. Notwithstanding Section 2.9.4, on a Schedule 1.93 Target-by-Schedule 1.93 Target basis, in case In Vivo Proof-of-Concept is achieved for a Schedule 1.93 Target, Merck shall, within […***…] notify Ablynx whether or not Merck wishes to continue with the Research Program in respect of the relevant Schedule 1.93 Target (the “Schedule 1.93 POC Continuation Notice”). In case Merck notifies Ablynx that Merck wishes to continue said Research Program, Merck shall, within […***…][…***…]. In case (i) Merck does not send Ablynx, within the relevant term set out in this Section 2.9.5, a Schedule 1.93 POC Continuation Notice notifying Ablynx that Merck wishes to continue said Research Program, or (ii) Merck does not […***…], within the relevant term set out in this Section 2.9.5, the […***…], the relevant Research Program and Section 1.93 Target shall be deemed to have been terminated by Merck for convenience under Section 8.3 and this shall have the consequences set out in Section 8.7. It is the intention of the Parties that each Work Plan drawn up with respect to a Schedule 1.93 Target shall specify a target time period within which to attempt to reach In Vivo Proof-of-Concept starting from the date that […***…] for the purpose of in vivo testing in order to determine whether In Vivo Proof-of-Concept has been achieved for said Program Nanobody or not. Section 2.2.1 shall apply.

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g)	Section 5.5.1 is deleted in its entirety from the Agreement and replaced by the following Section 5.5.1 (amendments compared to the original text underlined):

5.5.1	Research and Development Milestones. Subject to the terms and conditions of this Agreement Merck shall pay to Ablynx the following milestone payments:

Proof of Concept Milestone for […***…] Target Combinations*

Event	Milestone Payment
[ …***…]	€3.5 million

[…***…]

[ …***…]
[ …***…]	[…***…]
[ …***…]	[…***…]

[…***…]

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Research Milestones**
Event	Milestone Payment (if any)
[…***…]	€2.5 million

[…***…]

Development Milestones***
Event	Milestone Payment for […***…]	Milestone Payment for […***…]
Initiation of the first Phase I Clinical Trial for the Product in the Field for use against the applicable Selected Target (“Phase I Milestone”)	[…***…]	[…***…]
Initiation of the first Phase II Clinical Trial for the Product in the Field for use against the applicable Selected Target	[…***…]	[…***…]
Initiation of the first Phase III Clinical Trial for the Product in the Field for use against the applicable Selected Target (“Phase III Milestone”)	[…***…]	[…***…]

[…***…]

Merck shall notify Ablynx in writing within […***…] following the achievement of each milestone, and shall make the appropriate milestone payment within […***…] after the achievement of such milestone.

2	Ablynx agrees that when the Agreement is terminated with respect to any given Schedule 1.93 Target, (i) Ablynx shall not itself or with or through any Third Party make any use of any Program Specific Deliverables or Program Specific Results generated with respect to such terminated Schedule 1.93 Target, and (ii) Merck shall be under no obligation under Section 8.7.3(a) of the Agreement to assign to Ablynx Merck’s interest in […***…], in each case ((i) and (ii)) until the Agreement is terminated with respect to every Target Combination that either contains the terminated Schedule 1.93 Target (in case the terminated Schedule 1.93 Target was a Monospecific Target) or at least […***…] of the Targets that was comprised in part of such terminated Schedule 1.93 Target (in case the terminated Schedule 1.93 Target was a […***…] Target Combination or a Selected Multispecific Target Combination).

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3	In accordance with Section 1.93 (as amended by this Amendment), the Parties agree: (i) to add a Schedule 1.93 to the Agreement when Merck first makes a selection of a Schedule 1.93 Target; and (ii) that the provisions of Section 2.5.10 (as added to the Agreement by means of this Amendment) shall apply to Merck’s right to such first selection of a Schedule 1.93 Target and to Merck’s right to add further Targets to such Schedule 1.93.

4	In consideration of Ablynx assuming the exclusivity obligations set out in paragraph h) of Section 2.5.10 (as added to the Agreement by means of this Amendment) in respect of the […***…] further Targets that are added, by means of this Amendment, to the scope of the research collaboration under the Agreement, Merck agrees to pay Ablynx a signing fee of € […***…] ([…***…] Euros), said signing fee being equal to […***…]. Said signing fee shall be non-refundable, […***…] (as amended by this Amendment). Merck shall pay said signing fee within […***…] of the date of execution of this Amendment.

5	In addition to the payment set out in Clause 4, Merck agrees to pay to Ablynx € […***…] ([…***…]Euros) within […***…] from the date of execution of this Amendment in consideration of […***…].

6	In addition to the payments set out in Clauses 4 and 5, Merck agrees to make a payment of € […***…] ([…***…] Euros) within […***…] from the date of execution of this Amendment, which payment is […***…].

7	Promptly following execution of this Amendment, Ablynx may issue a press release in the form attached on Schedule B hereto, and the provisions of Section 4.5.2 of the Agreement shall apply thereto and thereafter.

8	All other terms, conditions and provisions of the Agreement shall not be affected by this Amendment and shall remain in in full force and effect upon this Amendment entering into force.

[Signature Page Follows]

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AS WITNESS, the parties hereto or their duly authorised representatives have duly executed this amendment in duplicate by affixing their respective signatures below as of the day and year first written above.

ABLYNX N.V.	MERCK SHARP & DOHME CORP.

Signature:	Signature:

/s/ Edwin Moses	/s/ Iain Dukes
Dr. Edwin Moses	Dr. Iain Dukes
Chief Executive Officer	Senior Vice President
Business Development and Licensing
Merck Research Laboratories

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Schedule A

[…***…]

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Schedule B

Press Release

ABLYNX SIGNIFICANTLY EXPANDS ITS IMMUNO-ONCOLOGY COLLABORATION WITH MERCK & CO, INC.

•	Builds on the original immuno-oncology collaboration started in 2014, significantly expanding the size and scope of the deal to include up to 12 additional Nanobody programmes

•	Expanded deal includes new targets and target combinations directed against immune checkpoint modulators

•	Exploits ability of Ablynx’s unique Nanobody platform to flexibly and rapidly discover and develop multi-specific therapeutics

GHENT, Belgium, 23 July 2015 - Ablynx [Euronext Brussels: ABLX; OTC: ABYLY] today announced an expansion of its immuno-oncology collaboration with a subsidiary of Merck & Co., Inc. (“Merck”) [known as MSD outside the United States and Canada], to address an increased number of immune checkpoint modulator targets.

The original collaboration announced in February 2014 focused on the discovery and development of five pre-defined Nanobody candidates (including multi-specific Nanobody combinations) directed towards immune checkpoint modulator targets for evaluation as immunotherapies for cancer.

As part of this expansion of the 2014 agreement, Ablynx will be responsible for the discovery and development of up to 12 additional Nanobody programmes against individual protein targets and target combinations (mono-specific and multi-specific Nanobodies) through to the in vivo pre-clinical proof-of-concept stage, after which Merck will have the option to advance specified lead candidates.

Under the terms of this four year expansion, Ablynx will receive a €13 million upfront payment comprising exclusivity fees and FTE payments as well as further research funding over the term of the collaboration. In addition, Ablynx will be eligible to receive additional exclusivity fees, depending on the number of programmes for which Merck decides to exercise its licensing option, plus development, regulatory and commercial milestone payments of up to €340 million per programme, as well as tiered royalties on annual net sales upon commercialisation of any Nanobody products. Merck will be responsible for clinical development, manufacturing and commercialisation of any products resulting from the collaboration.

Commenting on the announcement, Dr Edwin Moses, CEO of Ablynx, said:

“This significant expansion of our collaboration with Merck after less than 18 months underlines the promise offered by our Nanobody platform in the discovery of unique new therapeutic agents. The speed and flexibility of the platform and its ability to develop multi-specific candidates against target combinations is a very powerful characteristic of the Nanobody technology. We are pleased that Merck, one of the leaders in this emerging field, has expanded its collaboration with us and we look forward to continuing our collaboration in the development of these innovative immuno-oncology drug candidates which could potentially transform the treatment of many cancers.”

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“lmmuno-oncology remains a key area of focus for Merck,” said Dr Joseph Miletich, Senior Vice President Discovery Research and Development, Merck Research Laboratories. “The expansion of this ongoing collaboration with Ablynx allows us to increase our ability to evaluate the potential of more immune checkpoint targets for the treatment of cancer.”

About the immuno-oncology collaboration between Ablynx and Merck & Co., Inc.

In February 2014, Ablynx entered into a research collaboration and licensing agreement with a subsidiary of Merck & Co., Inc. This exclusive collaboration and licensing agreement is focused on the discovery and development of several predefined Nanobody candidates (including bi- and tri-specifics) directed toward so-called immune checkpoint modulators.

Under the terms of the original agreement, Ablynx received an upfront payment of €20 million and is entitled to up to €10.7 million in research funding during the initial three year research term of the collaboration. In addition, Ablynx is eligible to receive development, regulatory and commercial milestone payments on achieved sales thresholds for a number of products with ultimate potential to accrue as much as €1.7 billion plus tiered royalties. Merck will be responsible for the development, manufacturing and commercialisation of any products resulting from the collaboration.

Merck and Ablynx have a separate collaboration in the field of ion channel drug development, announced in October 2012,with a € 6.5 million upfront payment, €2 million research funding and up to €448 million in research, regulatory and commercial milestone payments associated with the progress of multiple candidates as well as tiered royalties on any products derived from the collaboration.

About Ablynx

Ablynx is a biopharmaceutical company engaged in the development of Nanobodies•. proprietary therapeutic proteins based on single-domain antibody fragments, which combine the advantages of conventional antibody drugs with some of the features of small-molecule drugs. Ablynx is dedicated to creating new medicines which will make a real difference to society. Today, the Company has more than 30 proprietary and partnered programmes in development in various therapeutic areas including inflammation, haematology, immuno-oncology, oncology and respiratory disease. The Company has collaborations with multiple pharmaceutical companies including AbbVie, Boehringer lngelheim, Eddingpharm, Genzyme, Merck & Co, Inc., Merck Sereno, Novartis and Taisho. The Company is headquartered in Ghent, Belgium. More information can be found on www.ablynx.com.

For more information, please contact:

Ablynx:

Dr Edwin Moses	Marieke Vermeersch
CEO	Associate Director Investor Relations
t: +32 (0)9 262 00 07	t: +32 (0)9 262 00 82
m: +32 (0)473 39 50 68	m: +32 (0)479 49 06 03
e: edwin.moses@ablynx.com	e: marieke.vermeersch@ablynx.com
@AblynxABLX

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Disclaimer

Certain statements, beliefs and opinions in this press release are forward-looking, which reflect the Company or, as appropriate, the Company directors’ current expectations and projections about future events. By their nature, forward-looking statements involve a number of risks, uncertainties and assumptions that could cause actual results or events to differ materially from those expressed or implied by the forward-looking statements . These risks, uncertainties and assumptions could adversely affect the outcome and financial effects of the plans and events described herein. A multitude of factors including, but not limited to, changes in demand, competition and technology, can cause actual events, performance or results to differ significantly from any anticipated development . Forward looking statements contained in this press release regarding past trends or activities should not be taken as a representation that such trends or activities will continue in the future. As a result, the Company expressly disclaims any obligation or undertaking to release any update or revisions to any forward-looking statements in this press release as a result of any change in expectations or any change in events, conditions, assumptions or circumstances on which these forward-looking statements are based. Neither the Company nor its advisers or representatives nor any of its parent or subsidiary undertakings or any such person’s officers or employees guarantees that the assumptions underlying such forward -looking statements are free from errors nor does either accept any responsibility for the future accuracy of the forward-looking statements contained in this press release or the actual occurrence of the forecasted developments. You should not place undue reliance on forward-looking statements, which speak only as of the date of this press release.

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Schedule 2.5.10.1 (Work Plan 5A)

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Except as otherwise excluded under Ablynx Background Know-How (or Ablynx Background Know-How Improvements) or Merck Background Know-How (or Merck Background Know-How Improvements), including Schedule 8.7.3 that lists Merck Background Know-How that will not be provided to Ablynx upon termination of Research Programs, any results generated from the activities set forth in Work Plan 5A shall constitute Program Specific Results. Program Specific Deliverables are marked with a (*).

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IN WITNESS WHEREOF, the Parties have caused this Work Plan to be executed by their duly authorized representatives.

MERCK SHARP & DOHME CORP.	ABLYNX N.V.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

2

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Schedule 2.5.10.4 (Work Plan 7)

[…***…]

Except as otherwise excluded under Ablynx Background Know-How (or Ablynx Background Know-How Improvements) or Merck Background Know-How (or Merck Background Know-How Improvements), including Schedule 8.7.3 that lists Merck Background Know-How that will not be provided to Ablynx upon termination of Research Programs, any results generated from the activities set forth in Work Plan 7 shall constitute Program Specific Results. Program Specific Deliverables are marked with a (*).

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IN WITNESS WHEREOF, the Parties have caused this Work Plan to be executed by their duly authorized representatives.

MERCK SHARP & DOHME CORP.	ABLYNX N.V.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

2

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Schedule 2.5.10.5 (Work Plan 8)

[…***…]

Except as otherwise excluded under Ablynx Background Know-How (or Ablynx Background Know-How Improvements) or Merck Background Know-How (or Merck Background Know-How Improvements), including Schedule 8.7.3 that lists Merck Background Know-How that will not be provided to Ablynx upon termination of Research Programs, any results generated from the activities set forth in Work Plan 8 shall constitute Program Specific Results. Program Specific Deliverables are marked with a (*).

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties have caused this Work Plan to be executed by their duly authorized representatives.

MERCK SHARP & DOHME CORP.	ABLYNX N.V.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

2

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Schedule 2.5.10.6 (Work Plan 9)

[…***…]

Except as otherwise excluded under Ablynx Background Know-How (or Ablynx Background Know-How Improvements) or Merck Background Know-How (or Merck Background Know-How Improvements), including Schedule 8.7.3 that lists Merck Background Know-How that will not be provided to Ablynx upon termination of Research Programs, any results generated from the activities set forth in Work Plan 9 shall constitute Program Specific Results. Program Specific Deliverables are marked with a (*).

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CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties have caused this Work Plan to be executed by their duly authorized representatives.

MERCK SHARP & DOHME CORP.	ABLYNX N.V.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

2

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Schedule 2.5.10.7 (Work Plan 10)

[…***…]

Except as otherwise excluded under Ablynx Background Know-How (or Ablynx Background Know-How Improvements) or Merck Background Know-How (or Merck Background Know-How Improvements), including Schedule 8.7.3 that lists Merck Background Know-How that will not be provided to Ablynx upon termination of Research Programs, any results generated from the activities set forth in Work Plan 10 shall constitute Program Specific Results. Program Specific Deliverables are marked with a (*).

[…***…]

1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties have caused this Work Plan to be executed by their duly authorized representatives.

MERCK SHARP & DOHME CORP.	ABLYNX N.V.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

2

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

Schedule 2.5.10.8 (Work Plan 11)

[…***…]

Except as otherwise excluded under Ablynx Background Know-How (or Ablynx Background Know-How Improvements) or Merck Background Know-How (or Merck Background Know-How Improvements), including Schedule 8.7.3 that lists Merck Background Know-How that will not be provided to Ablynx upon termination of Research Programs, any results generated from the activities set forth in Work Plan 11 shall constitute Program Specific Results. Program Specific Deliverables are marked with a (*).

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1

CONFIDENTIAL TREATMENT REQUESTED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED AND MARKED WITH “[...***...]”. AN UNREDACTED VERSION OF THE DOCUMENT HAS ALSO BEEN FURNISHED SEPARATELY TO THE SECURITIES AND EXCHANGE COMMISSION AS REQUIRED BY RULE 406 UNDER THE SECURITIES ACT OF 1933, AS AMENDED.

IN WITNESS WHEREOF, the Parties have caused this Work Plan to be executed by their duly authorized representatives.

MERCK SHARP & DOHME CORP.	ABLYNX N.V.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

2

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Schedule 1.107 (Work Plan 12)

[…***…]

Except as otherwise excluded under Ablynx Background Know-How (or Ablynx Background Know-How Improvements) or Merck Background Know-How (or Merck Background Know-How Improvements), including Schedule 8.7.3 that lists Merck Background Know-How that will not be provided to Ablynx upon termination of Research Programs, any results generated from the activities set forth in Work Plan 12 shall constitute Program Specific Results. Program Specific Deliverables are marked with a (*).

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1

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IN WITNESS WHEREOF, the Parties have caused this Work Plan to be executed by their duly authorized representatives.

MERCK SHARP & DOHME CORP.	ABLYNX N.V.

By:	By:

Name:	Name:

Title:	Title:

Date:	Date:

2